Enzon Pharmaceuticals, Inc.
685 Route 202/206
Bridgewater, NJ 08807

Phone:	908 541 8600
Fax:	908 575-9457
www.enzon.com

April 11, 2006

NatImmune A/S
Fruebjergvej 3 box 3
DK-2100 Copenhagen Ø
Denmark

Re:	Amendment #1 to License Agreement between NatImmune A/S (“NatImmune”) and
Enzon Pharmaceuticals, Inc. (“Enzon”) dated September 30, 2005, as amended by
Amendment #1 dated November 15, 2005 (the “Agreement”)

Gentlemen:

We are writing to confirm the agreement between NatImmune and Enzon that Section 2.3 of the Agreement concerning the terms for an agreement respecting the Baltic Countries, which provision was amended from “December 31, 2005” to “March 31, 2006” by Amendment #1, be further amended such that “March 31, 2006” be changed to “September 30, 2006”.

All other terms of the Agreement shall remain unchanged. Capitalized words used in this letter that are not defined in this letter shall have the meanings attributed to them in the Agreement.

Please sign below to acknowledge your agreement with the foregoing.

Yours truly,

ENZON PHARMACEUTICALS, INC.	Accepted and agreed by:

/s/ Lawrence R. Miller	NATIMMUNE A/S
Lawrence R. Miller
Vice President and General Counsel	By:	/s/ Martin Bonde
Name: Martin Bonde
Title: Chief Executive Officer

	By:	/s/ Claus Berner Møller
Name: Claus Berner Møller
Title: Chairman